UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 15, 2021

Chicago Atlantic Real Estate Finance, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-41123	86-3125132
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

420 N. Wabash Avenue, Suite 500, Chicago, Illinois 60611

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code (312) 809-7002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	REFI	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 21, 2021, Chicago Atlantic Real Estate Finance, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report that the Company acquired an aggregate of $10 million of loan principal in an existing borrower, Verano Holdings, LLC, from Chicago Atlantic Credit Opportunities, LLC, a private fund managed by an affiliate of Chicago Atlantic REIT Manager, LLC, the Company’s manager.

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Original Report. This Amendment is being filed to provide the historical financial information of Verano Holdings, LLC, as required by Item 9.01 of Form 8-K that were not available for inclusion with the Original Report. Except as set forth herein, this Amendment does not amend, modify or update the disclosure contained in the Original Report.

Item 9.01. Financial Statements and Exhibits.

a) Financial statements of businesses or funds acquired

The audited consolidated financial statements of Verano Holdings, LLC as of and for the year ended December 31, 2020, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference. The unaudited consolidated financial statements of Verano Holdings, LLC as of and for the nine months ended September 30, 2021, are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

b) Pro forma financial information

The financial statements filed pursuant to paragraph (a) to this Item 9.01 are not, and will not, be consolidated into the Company’s consolidated financial statements; therefore, no such disclosure of pro forma financial information is applicable.

d) Exhibits.

Exhibit Number	Description

99.1	Audited consolidated financial statements of Verano Holdings, LLC as of and for the years ended December 31, 2020 and 2019
99.2	Interim unaudited consolidated financial statements of Verano Holdings, LLC as of and for the nine months ended September 30, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.

Date: March 2, 2022	By:	/s/ Anthony Cappell
		Name:	Anthony Cappell
		Title:	Chief Executive Officer

2